Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SeaBright Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Neal A. Fuller, Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Neal A. Fuller
Neal A. Fuller
Senior Vice President, Chief Financial Officer
and Assistant Secretary

Dated: March 5, 2012

A signed original of this written statement required by Section 906 has been provided to SeaBright Holdings, Inc. and will be retained by SeaBright Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.